UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2025

AXIS CAPITAL HOLDINGS LIMITED
(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
92 Pitts Bay Road
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)
(441) 496-2600
(Registrant’s telephone number, including area code)
Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value $0.0125 per share	AXS	New York Stock Exchange
Depositary shares, each representing a 1/100th interest in a 5.50% Series E preferred share	AXS PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition
On July 29, 2025, AXIS Capital Holdings Limited, a Bermuda company, issued a press release reporting its second quarter 2025 results and the availability of its second quarter 2025 investor financial supplement. The press release and the investor financial supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.
The information in this Current Report on Form 8-K, including the information set forth in Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Document
99.1	Press release dated July 29, 2025
99.2	Second quarter 2025 Investor Financial Supplement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 29, 2025

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ G. Christina Gray-Trefry
G. Christina Gray-Trefry
General Counsel and Secretary